SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2017

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On January 29, 2017, Walgreens Boots Alliance, Inc. (the “Company”), Rite Aid Corporation, a Delaware corporation (“Rite Aid”), and Victoria Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of the Company (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of October 27, 2015 (the “Merger Agreement”), by and among the Company, Rite Aid and Merger Sub. As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as amended by the Amendment, Merger Sub will merge with and into Rite Aid (the “Merger”), with Rite Aid surviving the Merger as a wholly-owned direct subsidiary of the Company.

Under the terms of the Amendment, the Company, Rite Aid and Merger Sub have agreed to reduce the merger consideration to be paid by the Company for each share of Rite Aid common stock, par value $0.01 per share (“Rite Aid Common Stock”), in the Merger. Pursuant to the Merger Agreement, as amended by the Amendment, each share Rite Aid Common Stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) the Company, Merger Sub or Rite Aid (which will be cancelled), (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law, or (iii) any direct or indirect wholly owned subsidiary of Rite Aid or the Company (which will be converted into shares of common stock of the surviving corporation)) will be converted into the right to receive cash (the “Per Share Merger Consideration”) in a maximum amount of $7.00 in cash per share and a minimum amount of $6.50 in cash per share. The exact Per Share Merger Consideration will be determined based on the number of retail stores that the Company agrees to sell, transfer, dispose of, divest or hold separate in connection with the parties’ efforts to obtain the required regulatory approvals for the Merger, with the Per Share Merger Consideration set at $7.00 in cash per share if the Company agrees to divest 1,000 or fewer stores and at $6.50 in cash per share if the Company agrees to divest 1,200 stores. If the Company agrees to divest a number of stores between 1,000 and 1,200, the Per Share Merger Consideration will be ratably adjusted accordingly.

Under the Merger Agreement, as amended by the Amendment, the Company has agreed, to the extent necessary to obtain the required regulatory approvals, to sell, transfer, dispose of, divest or hold separate up to an aggregate of 1,200 retail stores of the Company and certain additional assets related thereto.

The Amendment also changes the date after which the Company and Rite Aid will have a mutual right to terminate the Merger Agreement, from January 27, 2017 to July 31, 2017.

Consummation of the Merger is subject to various closing conditions, including but not limited to (i) approval of the Merger Agreement, as amended by the Amendment, by holders of a majority of the outstanding shares of Rite Aid Common Stock entitled to vote on the Merger, (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the Merger, and (iv) the absence of a material adverse effect on Rite Aid, as defined in the Merger Agreement, as amended.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on October 29, 2015, remains in full force and effect. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

2.1	Amendment No. 1, dated as of January 29, 2017, to Agreement and Plan of Merger, dated as of October 27, 2015, by and among Walgreens Boots Alliance, Inc., Victoria Merger Sub, Inc. and Rite Aid Corporation*

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Walgreens Boots Alliance, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, risks related to the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all, including risks related to the failure to obtain necessary regulatory and Rite Aid stockholder approvals and the possibility that the acquisition does not close, including in circumstances in which Rite Aid would be obligated to pay the Company a termination fee or other expenses and vice versa; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected synergies from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; risks associated with the financing of the transaction; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange or interest rates or credit ratings; changes in tax laws, regulations, rates and policies; competitive developments; and risks and uncertainties discussed in the reports that the Company and Rite Aid have filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company and Rite Aid expressly disclaim any current intention to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016 and its reports on Form 10-Q and Form 8-K as well as in the Company’s most recent Form 10-K and its reports on Form 10-Q and Form 8-K. This report does not constitute an offer of any securities for sale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 31, 2017	By:	/s/ Collin Smyser
	Title:	Vice President, Corporate Secretary